UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule 14a-12

HeartSciences Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Explanatory Note

This filing contains certain communications made in connection with the Proposed Transaction (as defined below) including a press release published by Fortitude Mining Holdings, Inc. (“Fortitude”).

Fortitude, a vertically-integrated digital asset mining platform anchored in Zcash, and HeartSciences Inc. (“HeartSciences”) (Nasdaq: HSCS), an AI-powered medical technology company, have entered into a definitive merger agreement to combine in an all-stock transaction (the “Proposed Transaction”). The following is important information that should be read together with communications included herein.

Additional Information About the Proposed Transaction and Where to Find It

Communications related to each of Fortitude and HeartSciences, their respective businesses and the Proposed Transaction may be deemed solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, HeartSciences has filed and may file additional relevant materials with the U.S. Securities and Exchange Commission (“SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of a definitive proxy statement with the SEC, HeartSciences will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Proposed Transaction. INVESTORS AND SHAREHOLDERS OF HEARTSCIENCES ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT HEARTSCIENCES HAS FILED OR MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT HEARTSCIENCES AND THE PROPOSED TRANSACTION. COMMUNICATIONS THAT DO NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION AND RELATED MATTERS ARE NOT INTENDED TO PROVIDE THE BASIS FOR ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF SUCH MATTERS. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the Proposed Transaction (when they become available), and any other documents filed by HeartSciences with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC or by sending a request to the HeartSciences Investor Relations Department at investorrelations@heartsciences.com.

Cautionary Note Regarding Forward-Looking Information

Communications may contain forward-looking statements concerning HeartSciences, Fortitude and the Proposed Transaction and other matters. These forward-looking statements generally can be identified by the use of words such as “aim,” “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” “potential,” “target,” “objective,” “intend,” and other words of similar meaning, but the absence of these words does not mean that a statement is not forward-looking. All statements HeartSciences and/or Fortitude make in communications that do not relate to matters of historical fact should be considered forward-looking statements.

These forward-looking statements are based on management’s current expectations and assumptions as of the date of such communication and are subject to a number of known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such statements, which may include, without limitation, the following: the risk that the Proposed Transaction may not be completed on the anticipated timeline or at all; the failure to satisfy the conditions to the closing of the Proposed Transaction, including obtaining the requisite approval of the HeartSciences’ shareholders; market, macroeconomic, or other conditions that could adversely affect either HeartSciences or Fortitude, or the combined company; risks related to the integration of the two companies and the management of a newly public company; risks relating to Fortitude’s operations and business, including the highly volatile nature of the price of Zcash and other cryptocurrencies; and risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally. Additional factors that may cause actual results to differ materially from those expressed or implied by the forward-looking statements in such communications are discussed in HeartSciences’ filings with the SEC, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other reports filed with the SEC from time to time, and are discussed in the preliminary proxy statement filed by HeartSciences with the SEC in connection with the Proposed Transaction. Readers are cautioned not to place undue reliance on these forward-looking statements. Each of HeartSciences and Fortitude expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. Any forward-looking statements made in such communications are made as of the date of the communication.

Participants in the Solicitation

HeartSciences and Fortitude, their respective directors and executive officers, and certain executive officers of Digital Currency Group, Inc. (“DCG”) may be deemed to be participants in the solicitation of proxies from HeartSciences’ shareholders with respect to the Proposed Transaction. Information regarding the identity of the potential participants, and their direct or indirect interests in the Proposed Transaction, by security holdings or otherwise, is set forth in the preliminary proxy statement and other materials filed or that may be filed with the SEC in connection with the Proposed Transaction.

No Offer or Solicitation

Any information contained herein is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Proposed Transaction will be implemented solely pursuant to the terms and conditions of the merger agreement, which contain the full terms and conditions of the Proposed Transaction.

Fortitude Purchases 9,000 Bitmain Antminer Z15 Pro Units, Deepening Commitment to the Zcash Ecosystem

FAIRPORT, N.Y.--(BUSINESS WIRE)--Fortitude Mining Holdings, Inc. (“Fortitude” or the “Company”), a vertically-integrated digital asset mining platform anchored in Zcash today announced it has executed a definitive purchase agreement with Bitmain for 9,000 Antminer Z15 Pro units, purpose-built Equihash ASICs and the leading hardware for mining Zcash, further expanding the Company’s Equihash mining fleet. The purchase builds on the previously announced proposed business combination with HeartSciences Inc. (Nasdaq: HSCS), which aims to bring a leading vertically-integrated Zcash mining platform to the public markets. Upon closing of the proposed transaction, which is expected in H2 2026, the combined company is expected to operate under the Fortitude brand and to trade on the Nasdaq Capital Market under the ticker symbol “TUDE,” subject to Nasdaq approval.

Under the terms of the signed contract, Bitmain’s units are scheduled to be shipped in two tranches, with 3,000 units scheduled to ship in October 2026 and 6,000 units in November 2026. The per-unit purchase price is $3,499, representing an aggregate equipment commitment of approximately $31.5 million. Fortitude secured this pricing at approximately 13% to 27% below what we believe to be the prevailing market pricing for comparable October and November 2026 shipment batches, which we believe reflects the Company’s purchasing scale and supplier relationships1.

The purchase materially increases Fortitude’s Equihash capacity and reinforces the Company’s long-term commitment to building a meaningful position in the Zcash network. At an anticipated approximately 840 KSol/s per unit, the 9,000 units represent approximately 7.56 GSol/s of incremental Equihash hashrate2.

“We believe Zcash plays a distinct and important role in the digital asset landscape. This order reflects our conviction in the network’s long-term value and positions us to meaningfully grow our Equihash capacity,” said Andrea Childs, CEO of Fortitude. “Our leadership team has been active in the Zcash ecosystem since 2019, mining, investing, building, and providing infrastructure, and Fortitude was founded to carry that work forward as a committed, long-term infrastructure provider.”

The units are expected to be deployed at Fortitude’s sites across its over 60 MW of contracted power capacity, with energization anticipated shortly after the units are received. The deployment is expected to draw on Fortitude’s owned data center footprint, long-term power contracts, and in-house maintenance and R&D capabilities. Fortitude continues to strengthen its power portfolio, which now spans over 60 MW across seven sites in South Dakota, Nebraska, Texas, and New York, following its previously announced energization of its Grand Island, Nebraska facility. We believe Fortitude’s owned power platform provides flexibility to deploy capital quickly behind high-conviction assets, keep production costs low, and scale without dependence on third parties.

[1]	Based on written third-party quotations received by the Company in July 2026 for comparable new units with fourth-quarter 2026 delivery. Equipment pricing fluctuates and the comparison may not be representative of pricing available at other times or to other purchasers.
[2]	Based on the manufacturer’s published typical hashrate of 840 KSol/s per unit, multiplied by units purchased. Actual realized hashrate will differ. See BITMAIN Support, “Z15 Pro Specifications”.

Over the last year, Fortitude has scaled its Zcash mining operation significantly. In the six months ended June 30, 2026, Fortitude mined 72,696 ZEC, representing approximately 28.0% of total network ZEC production over that period, an annualized production rate of approximately 146,730 ZEC, or roughly 402 ZEC per day. Fortitude’s meaningful Zcash position is a core pillar of the Company’s vertically-integrated platform, alongside its Venture Mining and owned power portfolio strategies.

About Fortitude

Fortitude, currently wholly-owned by DCG, is an institutional-scale, vertically integrated venture mining platform operating across the Proof-of-Work ecosystem and anchored in Zcash. Fortitude pairs self-mining operations with an owned data center footprint, a diversified power portfolio backed by competitive long-term contracts, and disciplined capital allocation to identify and scale high-conviction opportunities in emerging Proof-of-Work ecosystems, beginning with its meaningful position in the Zcash network. Fortitude is led by an experienced team of operators, capital markets professionals, and digital asset specialists with a track record of identifying and scaling high-conviction opportunities and building privacy-preserving digital asset infrastructure.

For more information, visit www.fortitudemining.com and follow Fortitude on X at @FortitudeCrypto

Cautionary Note Regarding Forward-Looking Information

This press release contains forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “will,” “would,” “believe,” “estimate,” “goal,” “intend,” and other words of similar meaning, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, express or implied statements relating to the timing and completion of the proposed business combination, the potential benefits of the proposed business combination, including access to the public markets and listing on Nasdaq, and expectations around timing of delivery and deployment and Equihash rate improvement. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements.

These forward-looking statements are based on management’s current expectations and assumptions as of the date of this press release and are subject to a number of known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the following: the risk that the proposed business combination may not be completed on the anticipated timeline or at all; the failure to satisfy the conditions to the closing of the proposed business combination, including obtaining the requisite approval of the HeartSciences shareholders; market, macroeconomic, or other conditions that could adversely affect either HeartSciences or Fortitude, or the combined company; risks related to Nasdaq review of the initial listing application of the combined company; risks related to the integration of the two companies and the management of a newly public company; risks relating to Fortitude’s operations and business, including the highly volatile nature of the price of Zcash and other cryptocurrencies; risks related to third party suppliers; and risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally. Additional factors that may cause actual results to differ materially from those expressed or implied by the forward-looking statements in this press release are discussed in the preliminary proxy statement filed by HeartSciences with the SEC in connection with the proposed business combination. Readers are cautioned not to place undue reliance on these forward-looking statements. Each of HeartSciences and Fortitude expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. All forward-looking statements are made as of the date of this press release.

Additional Information About the Proposed Transaction and Where to Find It

This press release may be deemed solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, HeartSciences has filed and may file additional relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of a definitive proxy statement with the SEC, HeartSciences will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Proposed Transaction. INVESTORS AND SHAREHOLDERS OF HEARTSCIENCES ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT HEARTSCIENCES HAS FILED OR MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT HEARTSCIENCES AND THE PROPOSED TRANSACTION. THIS PRESS RELEASE DOES NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION AND RELATED MATTERS AND IS NOT INTENDED TO PROVIDE THE BASIS FOR ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF SUCH MATTERS. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the Proposed Transaction (when they become available), and any other documents filed by HeartSciences with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC or by sending a request to the HeartSciences Investor Relations Department at investorrelations@heartsciences.com.

Participants in the Solicitation

HeartSciences and Fortitude, their respective directors and executive officers, and certain executive officers of Digital Currency Group may be deemed to be participants in the solicitation of proxies from HeartSciences’ shareholders with respect to the Proposed Transaction. Information regarding the identity of the potential participants, and their direct or indirect interests in the Proposed Transaction, by security holdings or otherwise, is set forth in the preliminary proxy statement and other materials that have been or may be filed with the SEC in connection with the Proposed Transaction.

No Offer or Solicitation

This press release and the information contained herein is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Proposed Transaction will be implemented solely pursuant to the terms and conditions of the merger agreement, which contain the full terms and conditions of the Proposed Transaction.

Contacts

Investor Relations and Media Contact:

ICR
Phone: 917-375-9457
Email: IR@fortitudemining.com